Microsoft Word 11.0.8134;http://schemas.microsoft.com/office/word/2003/ wordml013fSUB-ITEM 77Q1(g)
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A copy of the agreement and other documents  relevant to the information  sought in Sub-Item 77M are contained in the Trust's Registration Statement on Form N-14 on behalf of the Fund (File No. 333-141149), as filed with the Securities and Exchange Commission via EDGAR on March 8, 2007 under Rule 488 under the Securities Act of 1933. Such document is incorporated herein by reference.